UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 26, 2020
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2020, Ford Motor Company (“Ford” or the “Company”) issued an employee communication detailing certain compensation actions the Company has implemented that affect the compensation of certain executives, including Named Executive Officers.

Effective May 1, 2020, a percentage of each such Officer’s base salary will be deferred for at least five months. The accumulated deferred salary amounts will be paid after the Company has repaid at least $7 billion of its Automotive debt.  The base salary deferrals will be 100% of salary for the Executive Chairman, and 50% of salary for each of the President and Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer.

In addition, the Compensation Committee of Ford’s Board of Directors (the “Committee”) has approved that during the period that William Clay Ford, Jr., will defer 100% of his cash salary, he will continue to accrue credited and contributory service under the applicable non-qualified plans such that he will receive the same benefit amounts as if he had been paid a salary under the Ford General Retirement Plan during such period.

Item 7.01. Regulation FD Disclosure.

Ford Motor Company’s employee communication dated March 26, 2020 is furnished as Exhibit 99 to this Report and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	Employee communication dated March 26, 2020	Furnished with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: March 26, 2020	By:	/s/ Jerome F. Zaremba
Jerome F. Zaremba
Assistant Secretary

*
Any reference in the attached exhibit(s) to our corporate website(s) and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.

**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.